UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 11, 2006

VIASYS HEALTHCARE INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-16121	04-3505871
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

227 Washington Street, Suite 200
Conshohocken, Pennsylvania	19428
(Address of Principal Executive Offices)	(Zip Code)

(610) 862-0800
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                           Entry into a Material Definitive Agreement

On May 11, 2006, the stockholders of VIASYS Healthcare Inc. (the “Company”), approved, at the Annual Meeting of Stockholders, the Company’s proposal to amend and restate the VIASYS Healthcare Inc. Equity Incentive Plan (the “Equity Incentive Plan”), as described in its Definitive Proxy Statement filed with the Securities and Exchange Commission on March 28, 2006, to effect the following changes:

(1)                  increase the total number of shares of Common Stock authorized for issuance under the Equity Incentive Plan by 2,000,000 shares from 6,680,000 shares to 8,680,000;

(2)                  limit the number of shares with respect to which awards other than options may be granted to 1,900,000 shares; and

(3)                  effect a series of technical revisions in order to facilitate the administration of the Equity Incentive Plan and maintain its compliance with applicable laws and regulations.

A copy of the Equity Incentive Plan, as amended, is attached hereto as Exhibit 10.1, and is incorporated herein by reference.

Item 5.03                         Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On May 11, 2006, the stockholders of the Company approved, at the Annual Meeting of Stockholders, the Company’s proposal to amend its Amended and Restated Certificate of Incorporation to eliminate the classification of the Board of Directors.  As a result of the stockholder approval, the Company filed a Certificate of Amendment to its Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware on May 11, 2006.

A copy of the Certificate of Amendment to the Amended and Restated Certificate of Incorporation is attached hereto as Exhibit 3.1, and is incorporated herein by reference.

Item 9.01                             Financial Statements and Exhibits

                                        (c)         Exhibits:

3.1	Certificate of Amendment to the Amended and Restated Certificate of Incorporation, filed with the Secretary of State of the State of Delaware on May 11, 2006.
10.1	VIASYS Healthcare Inc. Equity Incentive Plan, as amended.

EXHIBIT INDEX

Exhibit No.	Description
3.1	Certificate of Amendment to the Amended and Restated Certificate of Incorporation, filed with the Secretary of State of the State of Delaware on May 11, 2006.
10.1	VIASYS Healthcare Inc. Equity Incentive Plan, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIASYS HEALTHCARE INC.
(Registrant)
Date: May 15, 2006

	By:	/s/ Martin P. Galvan
		Name:	Martin P. Galvan
		Title:	Executive Vice President, Chief Financial Officer, Director of Investor Relations